United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 23, 2013

Fidelity National Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32630	16-1725106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-8100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Dividend

On October 23, 2013, FNF announced that its Board of Directors has declared an increased quarterly cash dividend of $0.18 per share, an increase of 12.5% from the previous quarterly dividend of $0.16. The dividend will be payable December 30, 2013, to stockholders of record as of December 16, 2013.

Merger

As previously disclosed on May 28, 2013, Fidelity National Financial, Inc., a Delaware corporation (“FNF”), and Lion Merger Sub, Inc., a Delaware corporation and a subsidiary of FNF (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Lender Processing Services, Inc., a Delaware corporation (“LPS”), pursuant to which Merger Sub will be merged with and into LPS, with LPS surviving as a subsidiary of FNF (the “Merger”), subject to the terms and conditions of the Merger Agreement. FNF is filing this Form 8-K to provide certain financial and other information with respect to FNF and LPS.

In connection with the Merger, FNF expects to enter into a commitment letter (“bridge commitment letter”) that provides for an up to $800 million short-term term loan (“bridge loan”). The bridge loan will mature on the second business day following the funding thereof and will require no scheduled amortization payments. Such loan will bear interest at a rate equal to the highest of (i) the Bank of America prime rate, (ii) the federal fund effective rate from time to time plus 0.5% and (iii) the one month adjusted London interbank offered rate plus 1.0%. In addition, FNF also expects to amend its existing $800 million senior unsecured revolving credit facility (“credit facility”) and its $1.1 billion delayed-draw term loan facility (“term loan”), in each case, to permit FNF to incur the indebtedness in respect of the bridge loan. Otherwise, the terms of the bridge loan will be substantially the same as the terms of the term loan, as amended by the amendment discussed below. FNF has commenced the process to obtain the amendments to its existing revolving credit facility and term loan to permit the borrowing under the bridge loan and to incorporate other technical changes to describe the structure of the Merger.

Funding of the bridge loan will be conditioned on entry into the amendments to the term loan and the credit facility discussed above. The proceeds from the bridge loan are intended to replace the proceeds from the equity commitment FNF previously received from funds affiliated with Thomas H. Lee Partners, L.P. (“THL”) to fund a portion of the cash consideration payable in the Merger. If the bridge commitment letter or the amendments are not entered into, and we are therefore unable to borrow the bridge loan, FNF will use the funds under the THL equity commitment to fund such amounts. If the amendments are entered into, FNF intends to terminate the equity commitment and use the proceeds from the bridge loan to fund such amounts payable in the Merger, and, subsequent to the Merger and an internal reorganization, THL would purchase a 35% minority interest in the subsidiaries of Black Knight Financial Services, Inc. a subsidiary of FNF that will own the business of FNF’s subsidiary, ServiceLink, Inc., and the LPS business.

The following consolidated financial statements and financial and other information of FNF and LPS are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited pro forma condensed combined financial information of FNF;

•	Unaudited operating results of FNF as of September 30, 2013 and for the three and nine month periods ended September 30, 2013 and 2012;

•	Audited consolidated financial statements of LPS as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010, together with related Report of Independent Registered Public Accounting Firm;

•	Unaudited consolidated financial statements of LPS as of June 30, 2013 and for the three and six month periods ended June 30, 2013 and 2012;

•	Unaudited operating results of LPS as of September 30, 2013 and for the three and nine months ended September 30, 2013 and 2012; and

•	Certain additional information relating to LPS.

Important Information Filed with the SEC

FNF has filed with the SEC a Registration Statement on Form S-4 in connection with the previously announced transaction to purchase LPS that includes a prospectus of FNF and a preliminary Joint Proxy Statement of FNF and LPS. The Registration Statement has not yet become effective. Following the Registration Statement having been declared effective by the SEC, FNF and LPS plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about FNF, LPS, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY FNF OR LPS, INCLUDING THE DEFINITIVE JOINT Proxy Statement/Prospectus when IT BECOMES available, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by FNF and LPS through the web site maintained by the SEC at www.sec.gov or by phone, email or written request by contacting the investor relations department of FNF or LPS at the following:

FNF	LPS
601 Riverside Avenue	601 Riverside Avenue
Jacksonville, FL 32204	Jacksonville, FL 32204
Attention: Investor Relations	Attention: Investor Relations
904-854-8100	904-854-8640
dkmurphy@fnf.com	nancy.murphy@lpsvcs.com

FNF and LPS, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the directors and executive officers of FNF is contained in FNF’s Form 10-K for the year ended December 31, 2012 and its proxy statement filed on April 12, 2013, which are filed with the SEC. Information regarding LPS’s directors and executive officers is contained in LPS’s Form 10-K for the year ended December 31, 2012 and its proxy statement filed on April 9, 2013, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of KPMG LLP.

99.1	Unaudited pro forma condensed combined financial information of FNF.

99.2	Unaudited operating results of FNF as of September 30, 2013 and for the three and nine month periods ended September 30, 2013 and 2012.

99.3	Audited consolidated financial statements of LPS as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010, together with related Report of Independent Registered Public Accounting Firm.

99.4	Unaudited consolidated financial statements of LPS as of June 30, 2013 and for the three and six month periods ended June 30, 2013 and 2012.

99.5	Unaudited operating results of LPS as of September 30, 2013 and for the three and nine months ended September 30, 2013 and 2012.

99.6	Certain additional information relating to LPS.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.

Date: October 23, 2013	By:	/s/ Michael L. Gravelle
		Name:	Michael L. Gravelle
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Unaudited pro forma condensed combined financial information of FNF.

99.2	Unaudited operating results of FNF as of September 30, 2013 and for the three and nine month periods ended September 30, 2013 and 2012.

99.3	Audited consolidated financial statements of LPS as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010, together with related Report of Independent Registered Public Accounting Firm.

99.4	Unaudited consolidated financial statements of LPS as of June 30, 2013 and for the three and six month periods ended June 30, 2013 and 2012.

99.5	Unaudited operating results of LPS as of September 30, 2013 and for the three and nine months ended September 30, 2013 and 2012.

99.6	Certain additional information relating to LPS.